PIMCO Preferred and Capital Securities Active Exchange-Traded Fund Expense Example - PIMCO Preferred and Capital Securities Active Exchange-Traded Fund - PIMCO Preferred and Capital Securities Active Exchange-Traded Fund
Jun. 30, 2025 USD ($)
Prospectus [Line Items]
Expense Example, with Redemption, 1 Year	$ 75
Expense Example, with Redemption, 3 Years	266
Expense Example, with Redemption, 5 Years	473
Expense Example, with Redemption, 10 Years	$ 1,071